UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 6, 2017

Accurexa Inc.

 (Exact name of registrant as specified in its charter)

Marshall Islands	000-54907	46-2999657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Trust Company Complex, Ajeltake Road
Majuro, Marshall Islands MH96960
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(929) 314-3718

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On June 6, 2017, Accurexa Inc. (the “Company”) entered into a license agreement (“License Agreement”) pursuant to which Medisun Holdings Limited, a Hong Kong company (“Medisun”) granted the Company a non-exclusive license (“License”) to use Medisun’s NK (Natural Killer) cell technology in the rest of the world (i.e. other than the Greater China and the United States, which are the licensed regions in the First License Agreement between the Company and Medisun, dated on April 18, 2017 and filed on Form 8-K on May 17, 2017, as amended) from the date of License until the termination of the First License Agreement (“Term”). Medisun has developed its NK cell technology for the treatment of cancer. The NK cell technology is currently clinically used to treat cancer patients at Medisun’s network clinical facilities. The License provides that Medisun will provide to the Company any relevant technical advice and support from time to time as required by the Company during the Term.

As consideration for the License, the Company has agreed to issue to Medisun or its nominees 30,000,000 shares of the Company’s Common Stock. These shares were issued pursuant to Regulation D under the Securities Act of 1933, as amended (the “Act”), are exempt from registration under Section 4(2) of the Act, and bear an appropriate restrictive legend.

The foregoing descriptions are qualified in their entirety by reference to these documents, which are filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

On June 6, 2017, the Company agreed to issue to Medisun Holdings Limited, a Hong Kong corporation, (or its nominees, which is/are its subsidiary(ies)) and an accredited investor, 30,000,000 in shares of its Common Stock as consideration for entering into the License Agreement described in Item 1.01 of this Form 8-K.

 The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended ("Act"), for the private placement of these securities pursuant to Section 4(2) of the Act since, among other things, the transaction did not involve a public offering, all parties are domiciled outside the United States, and Medisun (and its nominees) is an accredited investor, Medisun had access to information about the Company and its investment, accepted the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

The form of License Agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits.

10.1

Form of Licensing Agreement between the Company and Medisun, dated June 6, 2017, and filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCUREXA INC.

Dated: June 9, 2017	By: /s/ Sophia Yaqi Sun
Name: Sophia Yaqi Sun
Title: President & CEO